UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2011

Stoneridge, Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-13337	34-1598949
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9400 East Market Street
Warren, Ohio	44484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (330) 856-2443

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amended Annual Incentive Plan

On May 9, 2011, at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”), the shareholders of Stoneridge, Inc. (the “Company”) approved the Company’s Amended Annual Incentive Plan (“AIP”).  The AIP provides that the executive officers and other key employees selected by the Compensation Committee of the Company’s Board of Directors are eligible to receive annual bonuses, payable in cash based on the level of attainment of Company and individual performance goals over one-year performance periods.  The AIP will be effective from January 1, 2012 to December 31, 2017.  A description of the AIP was included in the Company’s proxy statement for the Annual Meeting.  In addition, a copy of the AIP is attached hereto as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were voted on by shareholders at the Company’s Annual Meeting:

1.	The seven nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
John C. Corey	21,455,130	52,713	1,373,475
Jeffrey P. Draime	21,411,173	96,670	1,373,475
Douglas C. Jacobs	21,396,930	110,913	1,373,475
Ira C. Kaplan	21,457,044	50,799	1,373,475
Kim Korth	21,411,833	96,010	1,373,475
William M. Lasky	21,427,130	80,713	1,373,475
Paul J. Schlather	21,444,711	63,132	1,373,475

2.
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011 was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
22,565,607	308,604	7,107	-

3.	The 2010 compensation paid to the Company’s Named Executive Officers was approved based on the following advisory non-binding votes:

For	Against	Abstain	Broker Non-Votes
20,350,323	392,728	764,792	1,373,475

4.
The shareholders recommended a frequency of “One Year” for an advisory non-binding vote on compensation of Named Executive Officers.  The results of the advisory non-binding vote on the frequency of future advisory votes on the compensation of Named Executive Officers is based on the following votes:

One	Two	Three		Broker
Year	Years	Years	Abstain	Non-Votes
11,511,559	32,549	9,201,238	762,497	1,373,475

In accordance with the results of this vote, the Company has determined to implement an advisory non-binding shareholder vote on the compensation of the Company’s Named Executive Officers on an annual basis until the next required shareholder vote on how frequently shareholders will vote on a non-binding resolution to approve the compensation of the Company’s Named Executive Officers.

5.	The proposal to approve the AIP was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
21,344,076	135,141	28,626	1,373,475

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: May 12, 2011	/s/ George E. Strickler
George E. Strickler, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)